EXHIBIT 4.1
                      SPECIMEN CERTIFICATE OF COMMON STOCK

                                PAR VALUE $.001
CERTIFICATE  NUMBER             NUMBER  OF  SHARES

                          TECHNOLOGY CONNECTIONS, INC.
           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA


COMMON  STOCK                                                      CUSIP  NUMBER

     This  certifies  that  ________________________________  is  the  owner  of
___________________ Fully Paid and Non-Assessable Shares of Common Stock Par Value $.001 Per Share, of Technology Connections, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Date:


                              [CORPORATE  SEAL]



----------------------------------         ------------------------------------
            President                                   Secretary

                                           COUNTERSIGNED:


                                           ------------------------------------

                                           Transfer  Agent  and  Registrar

                                           Attest:  ____________________
                                                    Authorized  Signature




                          [REVERSE SIDE OF CERTIFICATE]


                          TECHNOLOGY CONNECTIONS, INC.

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares or each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of other series.


                            [STANDARD TRANSFER FORM]